UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2010

YOUBLAST GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52363	74-2820999
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

81 Greene Street, 4th Floor
New York, New York 10012
(Address of principal executive offices) (zip code)

(212) 343-9200
 (Registrant's telephone number, including area code)

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 26th, 2010, YouBlast Global, Inc. (formerly known as Sahara Media Holdings, Inc.) (the “Registrant”)  dismissed Weiser LLP (“Weiser”) as  the Registrant’s independent registered public accounting firm. The decision to dismiss Weiser and  appoint MSPC was approved by the Registrant’s  board of directors on April 26, 2010.

During the past two fiscal years ended December 31, 2009 and 2008,  Weiser’s reports on the Registrant’s  financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles with the exception of a qualification expressing uncertainty about the registrant’s  ability to continue as a going concern for 2009. Weiser did communicate to the Registrant’s  Board of Directors matters involving material weaknesses and significant deficiencies as described in Item 304(a)(l)(v) of Regulation S-K.

During the past two fiscal years ended December 31, 2008 and 2009,  (i) there were no disagreements between the Registrant and Weiser on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Weiser  would have caused Weiser to make reference to the matter in its reports on the Registrant’s financial statements; and (ii) there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

The Registrant has engaged MSPC Certified Public Accountants and Advisors, PC (“MSPC”) to serve as the Registrant’s independent registered public accounting firm for the year ending December 31, 2010. Prior to engaging MSPC, the Registrant did not consult with MSPC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements.

The registrant has requested Weiser to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made above by the Registrant.  A copy of such letter, dated April 26, 2010 is filed herewith as Exhibit 16.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1           Letter from Weiser LLP to the Securities and Exchange Commission dated April 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUBLAST GLOBAL, INC.

Dated: April 29, 2010	By:	/s/ Philmore Anderson IV
Name: Philmore Anderson IV
Title: Chief Executive Officer